LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Multi-Asset Global Opportunity Fund

Supplement dated December 23, 2015 to the

Statement of Additional Information dated May 1, 2015

The following paragraph replaces the fifth paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-3 of the SAI:

Robert I. Gerber heads Multi-Asset Global Opportunity Fund’s team. Assisting Mr. Gerber is Giulio Martini. Messrs. Gerber and Martini are jointly and primarily responsible for the day-to-day management of the Fund.

The following row replaces the applicable row of the corresponding table beginning on page 5-3 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Multi-Asset Global Opportunity Fund	Robert I. Gerber	5/$6,814.3	0/$0	0/$0
	Giulio Martini(1)	5/$7,292.6	0/$0	0/$0
+ Total net assets are in millions. (1) The amounts shown are as of October 31, 2015.

The following row replaces the applicable row of the corresponding table beginning on page 5-5 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Multi-Asset Global Opportunity Fund	Robert I. Gerber							X
	Giulio Martini(1)	X
(1) The amounts shown are as of October 31, 2015.

Please retain this document for your future reference.